UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 10, 2021
Date of Report (date of earliest event reported)
 _________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange	, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
salesforce.com, inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on June 10, 2021 (the “Meeting”). The proposals considered at the Meeting are described in the Company’s 2021 Proxy Statement filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”), and the final voting results are set forth below:

1.Election of directors:

	For	Against	Abstain	Broker Non-Votes
Marc Benioff	640,148,843	36,841,938	1,855,348	95,075,053
Craig Conway	650,632,664	27,676,581	536,884	95,075,053
Parker Harris	665,176,690	13,183,084	486,355	95,075,053
Alan Hassenfeld	633,944,346	44,162,312	739,471	95,075,053
Neelie Kroes	667,639,591	10,769,884	436,654	95,075,053
Colin Powell	657,266,386	21,146,001	433,742	95,075,053
Sanford Robertson	555,562,354	119,440,790	3,842,985	95,075,053
John V. Roos	663,420,059	14,689,416	736,654	95,075,053
Robin Washington	658,330,794	19,976,845	538,490	95,075,053
Maynard Webb	640,390,622	37,740,708	714,799	95,075,053
Susan Wojcicki	676,734,622	1,601,827	509,680	95,075,053

2.     Amendment and restatement of the Company's 2013 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
625,131,458	50,597,569	3,117,102	95,075,053
3.     Ratification of Ernst & Young LLP as the Company’s independent auditor for fiscal 2022:

For	Against	Abstain	Broker Non-Votes
719,192,141	54,014,727	714,314	0
4.     Advisory approval of the fiscal 2021 compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
629,525,062	45,628,255	3,692,812	95,075,053
5.     Stockholder proposal requesting to transition the Company to a Public Benefit Corporation:

For	Against	Abstain	Broker Non-Votes
23,095,871	652,412,923	3,337,335	95,075,053

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported above, at the Meeting, the Company’s stockholders approved an amendment to the Company’s 2013 Equity Incentive Plan (the “Amended Plan”) to increase the number of shares authorized for issuance by 10 million shares. The Amended Plan is described in more detail in the Proxy Statement.
The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Plan, which is attached hereto as Exhibit 10.1.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2013 Equity Incentive Plan

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 14, 2021	salesforce.com, inc.

/s/ TODD MACHTMES
Todd Machtmes Executive Vice President and General Counsel